Subsequent Event	12 Months Ended
Mar. 31, 2019
Subsequent Event [Abstract]
Subsequent Event

26.	Subsequent events:

On May 9, 2019, the Corporation announced the signing of a definitive agreement to acquire substantially all of the assets of SugarLeaf Labs, LLC and Forest Remedies LLC (collectively, "SugarLeaf"), a registered North Carolina-based commercial hemp company providing extraction services and formulated products. Through SugarLeaf, Neptune establishes a U.S.-based hemp extract supply chain, gaining a 24,000 square foot facility located in the important U.S. Southeast region. SugarLeaf's cutting-edge cold ethanol processing facility with a processing capacity of 1,500,000 kg uses hemp cultivated by licensed American growers consistent with federal and state regulations to yield high-quality full and broad-spectrum hemp extracts.

Neptune will acquire SugarLeaf on a debt-free basis for initial consideration at closing of US$18 million, paid as US$12 million in cash and US$6 million in common shares. By achieving certain annual adjusted EBITDA and other performance targets, additional consideration of up to US$132 million would be paid over the next three years as a combination of cash and shares for a maximum aggregate purchase price of up to US$150 million. The Transaction is expected to close on or before July 31st, 2019, upon completion of standard closing requirements, including regulatory and stock exchange (NASDAQ and TSX) approvals.

Refer to note 11 for subsequent events related to provisions.